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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2003

                          American Express Master Trust
                            (Issuer in respect of the
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-2)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  000-21424              13-3632012
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

  200 Vesey Street, New York, New York                     10285
---------------------------------------                  ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 640-2354


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                  000-20787-01            11-2869526
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

4315 South 2700 West, Salt Lake City, Utah                 84184
-------------------------------------------              ----------
  (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (801) 945-3000

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Item 5. Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate, dated as of October 7, 2003, for the Distribution Date occurring on October 15, 2003 and the preceding Due Period from August 28, 2003 through September 27, 2003, and is provided to The Bank of New York, as Trustee, under the Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment to the Amended and Restated Master Pooling and Servicing Agreement, dated as of October 1, 2001 (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 2001-1, 2002-1 and 2002-2, occurring on October 15, 2003, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on October 15, 2003, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

     The  Class  A  Series  1996-1  Floating  Rate  Accounts   Receivable  Trust
Certificates and the Class B Series 1996-1 Floating Rate Accounts Receivable Trust Certificates were paid in full on September 15, 2003.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.        Description
------------       ------------
Exhibit 20.1       Payment Date Statements  relating to  interest distributions on  the  Class A  Certificates,  Series' 2001-1, 2002-1  and
                   2002-2, occurring on October 15, 2003.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on October 15, 2003.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of October 7, 2003, for the Distribution Date occurring on October 15, 2003,
                   and   the   preceding   Due  Period   from   August 28, 2003
                   through September 27, 2003, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.




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                                   SIGNATURES
                                ----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  October 15, 2003


                                   AMERICAN EXPRESS MASTER TRUST



                                   American Express Receivables Financing
                                   Corporation, as Transferor, on behalf of AMERICAN EXPRESS MASTER TRUST

                                   By:    /s/ Leslie R. Scharfstein
                                          -------------------------------------
                                   Name:  Leslie R. Scharfstein
                                   Title: President



                                   American Express Centurion Bank, as
                                   Transferor, on behalf of AMERICAN EXPRESS
                                   MASTER TRUST

                                   By:    /s/ Daniel L. Follett
                                          -------------------------------------
                                   Name:  Daniel L. Follett
                                   Title: Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------


Designation      Description
-----------      -----------
Exhibit 20.1     Payment Date  Statements  relating  to  interest  distributions on the Class A Certificates, Series' 2001-1, 2002-1 and 2002-2, occurring on October 15, 2003.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on October 15, 2003.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of October 7, 2003, for the Distribution Date occurring on October 15, 2003, and the preceding Due Period from August 28, 2003 through September 27, 2003, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.